                                                                    EXHIBIT 4.01

                           [NEOFORMA.COM, INC. LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                      SHARES
NEO
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 640475 10 9

THIS CERTIFIES THAT


is the owner of

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 pAR VALUE EACH OF

                               NEOFORMA.COM, Inc.

        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

/s/ FREDERICK RUEGSEGGER             [SEAL]            /s/ BOB ZOLLARS

CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)
                             TRANSFER AGENT AND REGISTRAR

BY

                                     AUTHORIZED SIGNATURE

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                               NEOFORMA.COM, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                    UNIF GIFT MIN ACT _________ Custodian_____________
TEN ENT - as tenants by the entireties                               (Cust.)            (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act_____________________________
          in common                                                             (State)
                                                  UNIF TRF MIN ACT _______Custodian (until age ______)
                                                                   (Cust.)
                                                                   __________ Under Uniform Transfers
                                                                    (Minor)
                                                                   to Minors Act ____________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                           X____________________________________________________


                           X____________________________________________________
                   NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.